CO PY RI GH T © A BC EL LE RA MAY 11, 2026 Q1 2026 BUSINESS UPDATE

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties, other factors, and definition of our business metrics are described under “Risk Factors,” “Management's Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. Certain data in this presentation are derived from cross-study comparisons and not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences and are presented for informational purposes. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. 2 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 B us in es s U pd at e

2026 PRIORITIES

Advance pipeline to key data readout for ABCL635 and set up for additional three INDs in 2027

ABCL635 Phase 2 clinical trial topline readout in Q3 2026

ABCL688 progressing through **IND-enabling activities**

Nominate at least 1 additional development candidate for IND-enabling activities

ABCL575 Phase 1 clinical trial topline readout in Q4 2026

ABCL386 progressing through **IND-enabling activities**

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ABCL635 is a **potential first-in-class** antibody for the **non-hormonal treatment of vasomotor symptoms** (hot flashes)



Target

Neurokinin 3 receptor (NK3R)

Target Type

G protein-coupled receptor (GPCR)

Indication

Moderate-to-severe vasomotor symptoms (VMS) associated with menopause

Status

Phase 2

First GPCR-targeting antibody from our platform to advance into our internal pipeline

Additional opportunities in oncology

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ABCL635 could help to address a **large unmet need for the treatment of VMS** associated with menopause

Clinical Need

4+ years

is the median duration for vasomotor symptoms post final menstrual period.[1]

Symptoms: Sudden and intense feeling of heat that leads to sweating, chills, and interrupted sleep.[2]



Market Opportunity

1M+ women

could benefit from safe and effective non-hormonal treatments.[3]

~12M women in the US experience moderate-to-severe VMS.[3]

>6M of which seek treatment.[3]

20% for whom hormone therapy is unsuitable due to contraindications or other factors.[4]

$6B+

Total Addressable Market estimated for non-hormonal treatments given small-molecule gross prices of **>$5K per patient** per year.[5]

Investment Thesis

Reduce VMS frequency & severity

through selective antagonism of NK3R with a high-affinity antibody

ABCL635 aims to provide a treatment option that has:

- Comparable efficacy to approved small molecules
- A differentiated safety profile without the need for liver enzyme monitoring
- Dosing convenience with a once monthly subcutaneous (SC) self-injection

1. Avis et al., JAMA Intern Med., 2015.
2. Nappi et al., Menopause, 2021.
3. Management estimate based on US census data, 2023; Todorova et al., Menopause, 2023; Nappi et al., Menopause, 2021; Stute et al., Maturitas, 2022.
4. Management estimate based on Nappi et al., Menopause, 2021; Stute et al., Maturitas, 2022.
5. Management estimate based on Wholesale Acquisition Cost of Veozah and Lynkuet (accessed from Micromedex Red Book) and above sources. Actual market size may differ.

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6 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 Bu si ne ss U pd at e ABCL635 Phase 1 in healthy volunteers is a randomized, double-blind, placebo-controlled, first-in-human study Part A: Single ascending dose (SAD) Part B: Multiple ascending dose (MAD) Participants N = 40 N = 16 40 healthy men and postmenopausal women, 40-65 year old N=8 per cohort, 6 active : 2 placebo 16 postmenopausal women with or w/o VMS, 40-65 year old N=8 per cohort, 6 active : 2 placebo Endpoints Safety, Pharmacokinetics (PK), Pharmacodynamics (PD) Study Design A1 30 mg SC A2 100 mg SC A3 300 mg SC A5 900 mg SC A4 600 mg SC B1 300 mg SC 3 doses Q4W B2 600 mg SC 3 doses Q4W Q4W: once every 4 weeks; SC: subcutaneous. Clinicaltrials.gov ID: NCT07118891. Unblinded data available for all SAD cohorts Interim blinded data for MAD cohorts, final safety follow-up ongoing

7 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 Bu si ne ss U pd at e Abbreviations: SAD=Single Ascending Dose, SC = subcutaneous, BMI = Body Mass Index Data extract: 17APR2026; Cut-off Date: 12APR2026 SAD Safety Population ABCL635 Cohorts A1-A5 Total ABCL635 (N=30) Pooled Placebo (N=10)30 mg (N=6) 100 mg (N=6) 300 mg (N=6) 600 mg (N=6) 900 mg (N=6) Age (median, years) 56 55 53 58 56 56 53 Sex Male 2 (33%) 2 (33%) 3 (50%) 2 (33%) 2 (33%) 11 (37%) 8 (80%) Female 4 (67%) 4 (67%) 3 (50%) 4 (67%) 4 (67%) 19 (63%) 2 (20%) Race Caucasian 6 (100%) 5 (83%) 5 (83%) 6 (100%) 6 (100%) 28 (94%) 9 (90%) Black or African American 0 0 1 (17%) 0 0 1 (3%) 0 Asian 0 1 (17%) 0 0 0 1 (3%) 1 (10%) Other 0 0 0 0 0 0 0 BMI (median, kg/m2) 26 27 27 27 23 26 26 BMI: Body Mass Index; SAD: Single Ascending Dose; SC: subcutaneous. Data cutoff: 12APR2026 Phase 1 SAD: Demographic Characteristics SAD cohorts include healthy 40-65 year old men and postmenopausal women. ● All ABCL635 cohorts included at least 2 male participants ● Generally well balanced across cohorts except for lower weight in 900 mg group ● No important differences expected to impact study conclusions

Phase 1 SAD: ABCL635 demonstrates favorable tolerability profile

Adverse events reported in at least two study participants regardless of relationship

Adverse Event Preferred Term	ABCL635 Cohorts A1-A5					Total ABCL635 (N=30) n (%)	Pooled placebo (N=10) n (%)
	30 mg (N=6) n (%)	100 mg (N=6) n (%)	300 mg (N=6) n (%)	600 mg (N=6) n (%)	900 mg (N=6) n (%)		
Number (%) with at least one adverse event	**1 (16.7%)**	**3 (50.0%)**	**3 (50.0%)**	**2 (33.3%)**	**6 (100%)**	**15 (50.0%)**	**5 (50.0%)**
Headache	0	2 (33.3%)	1 (16.7%)	0	4 (66.7%)	7 (23.3%)	1 (10.0%)
Rhinorrhea	1 (16.7%)	0	0	0	3 (50.0%)	4 (13.3%)	1 (10.0%)
Nasopharyngitis	1 (16.7%)	2 (33.3%)	1 (16.7%)	0	0	4 (13.3%)	0
Injection site bruising	0	2 (33.3%)	0	0	0	2 (6.7%)	2 (20.0%)
Injection site reaction	0	0	1 (16.7%)	0	2 (33.3%)	3 (10%)	0
Diarrhea	0	0	1 (16.7%)	0	0	1 (3.3%)	1 (10.0%)
Fatigue	0	0	0	0	1 (16.7%)	1 (3.3%)	1 (10.0%)

- No serious or severe adverse events
- No liver-related adverse events
- Injection-related adverse events were infrequent in both groups
- The only potential safety signal observed was self-limiting headache in the 900 mg cohort
- Headache events were generally mild and often occurred during the first 1-2 days
- Blinded safety review from the MAD portion suggests no new safety signals

Data cutoff: 12APR2026.

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Phase 1 SAD: No liver safety signal observed to date

Mean liver function tests (AST, ALT, bilirubin) remained stable across all doses



Aspartate aminotransferase (AST)
Alanine aminotransferase (ALT)
Bilirubin
AST (U/L)
ALT (U/L)
Bilirubin (umol/L)
Time (weeks)
Mean upper limit of normal (ULN)
Dose
Placebo
30 mg
100 mg
300 mg
600 mg
900 mg

Data are shown as mean ± SEM. The mean upper limit of normal reported across all measurements is shown in the dotted lines.
Data cutoff: 12APR2026

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10 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 Bu si ne ss U pd at e Phase 1 SAD/MAD: ABCL635 exhibited favorable PK profile supportive of monthly dosing Data are shown as mean ± SEM. Values below the lower limit of quantification (LLOQ) were imputed as LLOQ/2. The LLOQ is shown in the dotted line. Data cutoff: 21APR2026. Pharmacokinetics SAD MAD ● Linear pharmacokinetics ● Exposure is approximately dose-proportional ● Mean terminal half-life of ~24 days supportive of monthly (Q4W) dosing

Testosterone suppression is a biomarker of NK3R antagonism in KNDy neurons

NK3R blockade on KNDy neurons reduces GnRH secretion from the hypothalamus, causing downstream reductions in testosterone



Hypothalamus
NKB
NK3R blockade prevents NKB binding
Infundibular nucleus
Preoptic area
NK3R
KNDy neuron
Heat dissipation neuron
Estrogen
GnRH neuron
Gonads
Ovaries
↓ Estrogen production
Testes
↓ Testosterone production
↓ GnRH
Rebalanced body temperature
Reduced VMS
↓ Sweating
↓ Hot flashes
↓ LH and FSH
Pituitary

Testosterone* (placebo-corrected change from baseline, %)

Fezolinetant, Male volunteers, 0-24 hours, Phase 1 SAD trial



Change in testosterone (%)
25
0
-25
-50
-75
-100
0
4
8
12
16
20
24
Time (hours)
45 mg daily is the approved dose for fezolinetant**
Dose
12 mg
46 mg
90 mg
180 mg

Proposed mechanism of action for ABCL635 based on AbCellera nonclinical data;
Rance et al., Front Neuroendocrinol, 2013; Fraser et al., J Clin Endocrinol Metab, 2016; Fraser et al., Menopause, 2020.
FSH: follicle-stimulating hormone; **GnRH**: gonadotropin-releasing hormone; **KNDy**: kisspeptin, neurokinin B, and dynorphin; **LH**: luteinizing hormone; **NKB**: neurokinin B.

* Data adapted and replotted as placebo-adjusted change from baseline from: Fraser et al., J Clin Endocrinol Metab, 2016.
** Veozah USPI 02.2026.

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Phase 1 SAD: ABCL635 demonstrates target engagement of NK3R

Dose-dependent and sustained testosterone suppression

Testosterone (placebo-corrected change from baseline, %)

ABCL635, Male volunteers (N=11), 0-12 weeks, Phase 1 SAD trial



25
0
-25
-50
-75
-100
Change in testosterone (%)
0
1
2
3
4
12
Time (weeks)
Dose
30 mg
100 mg
300 mg
600 mg
900 mg

Testosterone* (placebo-corrected change from baseline, %)

Fezolinetant,* Male volunteers (N=17), 0-24 hours, Phase 1 SAD trial



25
0
-25
-50
-75
-100
Change in testosterone (%)
0
4
8
12
16
20
24
Time (hours)
45 mg daily is the approved dose for fezolinetant**
Dose
12 mg
46 mg
90 mg
180 mg

Data are presented as mean ± SEM. Change from baseline testosterone was placebo-corrected by subtracting the mean change from baseline testosterone in placebo-treated subjects at the same time point.
ABCL635 data cutoff: 21APR2026.

* Data adapted and replotted as placebo-adjusted change from baseline from: Fraser et al., J Clin Endocrinol Metab, 2016.
** Veozah USPI 02.2026.

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Phase 1 SAD: ABCL635 reduces stimulation of the GnRH axis

Dose-dependent and sustained FSH and LH suppression

Placebo-adjusted FSH suppression

Placebo-adjusted LH suppression

ABCL635, Male volunteers, 0-12 weeks, Phase 1 SAD trial



25
0
-25
-50
-75
-100
Change in FSH (%)
0
1
2
3
4
12
Time (weeks)
Dose
30 mg
100 mg
300 mg
600 mg
900 mg



100
75
50
25
0
-25
-50
-75
-100
-125
Change in LH (%)
0
1
2
3
4
12
Time (weeks)
Dose
30 mg
100 mg
300 mg
600 mg
900 mg

Data are presented as mean ± SEM. Change from baseline FSH/LH was placebo-corrected by subtracting mean change from baseline FSH/LH in placebo-treated subjects at the same time point. LH dataset excludes one outlier from the 30 mg cohort (Day 5) to optimize visual scale.
FSH: follicle-stimulating hormone; **LH**: luteinizing hormone.
Data cutoff: 21APR2026.

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ABCL635 Phase 1 data supported advancing to Phase 2

SAFETY/TOLERABILITY ENDPOINT

Favorable tolerability profile with **no observed liver toxicity**

All doses tested generally well tolerated

PHARMACOKINETIC ENDPOINT

PK profile supports **once monthly subcutaneous dosing**

Estimated half-life of ~24 days

PHARMACODYNAMIC ENDPOINT

Biomarker data suggests **strong and sustained engagement** of NK3R

Demonstrated suppression of testosterone, LH, and FSH

ABCL635 PHASE 2 DOSE SELECTION

A **600 mg SC dose administered once** best approximates **300 mg SC at steady state*** and is being evaluated in the Phase 2 study

SC: subcutaneous.

* Based on a comparison of predicted C_{max} at steady state of a 300 mg dose once every 4 weeks, vs. the C_{max} from a single dose of 600 mg.

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15 CO PY RI GH T © A BC EL LE RA Phase 2 Study Design ● Randomized, double-blind, placebo-controlled, multicenter trial in postmenopausal women with moderate-to-severe VMS, 40-75 years old ● Single dose of ABCL635 600 mg SC or matched placebo ● Open-Label Extension is open to all Phase 2 participants after week 12 Q1 2 02 6 Bu si ne ss U pd at e ABCL635 Phase 2 currently enrolling with topline results expected in Q3 2026 Topline Data in Q3 ● Frequency of VMS at week 4 ● Severity of VMS at week 4 ● Safety and tolerability through week 4 ● Additional study data to follow at future medical conferences SC: subcutaneous. PART C: Proof of Concept SC: subcutaneous OLE: Open Label Extension C1 600 mg SC C2 600 mg SC OLE Placebo-controlled treatment period ABCL635 600 mg SC (N=40) Placebo (N=40) Open-Label Extension 600 mg SC Optional open-label extension (OLE) Sc re en in g N = 80 Key inclusion criteria: Comparable to Phase 3 entry criteria for approved NK3R small molecules R

Two readouts in 2026 & potential for **multiple catalysts in 2027**

	2026				2027
	Q1	Q2	Q3	Q4	**Potential Catalysts in 2027**
ABCL635 Menopausal VMS	Phase 1/2		Readout		**Late stage development** of ABCL635 in menopausal VMS
ABCL635 VMS in Oncology					Initiation of **Phase 2 studies** of ABCL635 in **oncology VMS**
ABCL575 Inflammation & Autoimmunity	Phase 1			Readout	Options for **further development** or **out-licensing** of ABCL575
ABCL688 Autoimmunity	IND-enabling				**IND submissions** and initiation of **Phase 1/2 study in patients** for ABCL688, ABCL386; and selection of a new development candidate
ABCL386 Oncology	IND-enabling				
New Development Candidate	Development candidate selection				

Additionally, 20+ discovery programs in the pipeline anticipated to produce **1-2 development candidates per year**

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17 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 Bu si ne ss U pd at e Q1 2026 FINANCIALS UPDATE

We continue to maintain a strong liquidity position to execute on our strategy.

~$655M in available liquidity to execute on our strategy*

~$530M in total cash, cash equivalents, & marketable securities*

~$125M in total available government funding*

* As of March 31, 2026

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19 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 Bu si ne ss U pd at e Q1 2025 Q1 2026 $42.5M $46.7M +$4.2M Q1 2025 Q1 2026 $19.1M $12.3M -$6.7M RESEARCH & DEVELOPMENT SALES, GENERAL & ADMIN Operating expenses reflect R&D investments. Operating Expenses USDRevenue USD MILESTONES RESEARCH FEES LICENSING AND ROYALTY Q1 2025 Q1 2026 $4.2M $8.3M

20 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 Bu si ne ss U pd at e Net loss of $43M; equivalent to ($0.14) per share (basic & diluted). Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC AND DILUTED Q1 2025 Q1 2026 ($45.6M) ($43.2M) Q1 2025 Q1 2026 ($0.15) ($0.14)

21 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 Bu si ne ss U pd at e Approximately $530M in total cash, equivalents, and marketable securities. Cash Flows USD * Restricted cash (including restricted cash in other assets)

22 CO PY RI GH T © A BC EL LE RA Q1 2 02 6 Bu si ne ss U pd at e THANK YOU

23 CO PY RI GH T © A BC EL LE RA CO NF ID EN TI AL Q1 2 02 6 Bu si ne ss U pd at e APPENDIX

AbCellera has a portfolio of downstream stakes.


Number of
PARTNER-LED PROGRAMS WITH DOWNSTREAMS[1]
40
Preclinical and discovery
35
In the clinic
5
Number of
MOLECULES IN THE CLINIC WITH DOWNSTREAMS[1]
14
7
Trianni license
2
AbCellera-led
5
Partner-led
As of March 31, 2026

[1] Understood to be progressing.

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